CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated August 16, 1999 included in item 5 of Dendrite International, Inc.'s Form 10-Q filed August 16, 1999.



                                                ARTHUR ANDERSEN LLP

Philadelphia, Pa.
December 29, 1999